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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

IN CONNECTION WITH THE ANNUAL REPORT OF CELL ROBOTICS INTERNATIONAL, INC. (THE "COMPANY") ON FORM 10-KSB FOR THE PERIOD ENDING DECEMBER 31, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, JUANITA JOHNSON, INTERIM CHIEF FINANCIAL OFFICER OF THE COMPANY, CERTIFY, TO THE BEST OF MY KNOWLEDGE AND BELIEF, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, BASED UPON A REVIEW OF THE REPORT, THAT:

    (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(a) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

    (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


                                               /s/Juanita Johsnon
                                               ---------------------------------
                                               JUANITA JOHNSON
                                               PRINCIPAL FINANCIAL OFFICER
                                               CELL ROBOTICS INTERNATIONAL, INC.
                                               MAY 9, 2005



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